Exhibit 99.1

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”), entered into effective the 5th day of October 2018, is by and between IIOT-OXYS, Inc., a Nevada corporation (hereinafter the “Client”), and Adam Casey, an individual located at 173 Pine Street, Whitman, MA 02382 (the “Consultant”). The Client and the Consultant, individually are referred to as a “party,” and, together, as the “parties.”

RECITALS:

WHEREAS, beginning in 2017, the Consultant began to perform consulting services for the Client;

WHEREAS, no written agreement was executed by the parties and the consulting services were performed by the Consultant for the Client at an hourly rate;

WHEREAS, during February 2018, the Consultant and the Client reached a verbal agreement that a portion of the fees for the services performed by the Consultant would be paid in shares of Common Stock of the Client; however, the number of shares to be awarded to the Consultant was not expressly agreed to;

WHEREAS, on October 5, 2018, the Consultant ceased to perform services for the Client;

WHEREAS, as of the date of this Agreement, the Client has paid in full to the Consultant all fees to be paid in cash; however, the Consultant has not been issued the shares of the Client’s Common Stock as had been verbally agreed to in February 2018;

WHEREAS, pursuant to the verbal agreement in February 2018, the Client is obligated to award equity compensation to the Consultant; however, the amount of equity compensation to be granted to the Consultant is uncertain; and

WHEREAS, the Client is willing to issue restricted shares of its Common Stock in satisfaction of its obligations to the Consultant under all agreements with the Consultant.

NOW, THEREFORE, in consideration of the terms and conditions of this Agreement, the parties hereto agree as follows:

1.                Issuance of Restricted Shares. The Client hereby issues to the Consultant and the Consultant hereby agrees to accept the issuance of Sixty-Five Thousand (65,000) shares of Common Stock of the Client (the “Settlement Shares”) as full and complete satisfaction of all obligations of the Client (and any of its subsidiaries) to the Consultant arising pursuant to any agreements with the Consultant. Within ten (10) days of the date of this Agreement, the Client shall direct the Client’s transfer agent to issue the Settlement Shares and deliver the stock certificate representing such Settlement Shares to the Consultant at the address set forth above.

2.                Full Release by Consultant. The Consultant, for himself, and for his heirs, executors, administrators, and assigns, shall, and does, accept, receive, and take the Settlement Shares from the Client as full and complete satisfaction of any and all monetary debts or other obligations owed to him by the Client or its subsidiaries and hereby forever fully releases and discharges the Client and its subsidiaries and their officers, directors, successors, assigns, attorneys, agents and affiliates from any and all claims, causes of actions, damages, liabilities or costs (including attorney’s fees and legal costs), whether known or unknown, relating in any way to any agreement or any other issues or disputes that are the subject matter of or relating to any agreement with the Client.

3.                Representations and Warranties of Consultant. The Consultant represents and warrants to the Client as follows:

a.                Investment Knowledge and Experience; Sophistication (Regulation D; Blue Sky). The Consultant (together with his, her and/or its Advisors (as defined below) has such knowledge and experience in business, financial and tax matters including, in particular, investing in private placements of securities in companies similar to the Client, so as to enable the Consultant to utilize the information made available in connection with the issuance of the Settlement Shares to: (i) evaluate the merits and risks of an investment in the Client and to make an informed investment decision with respect thereto; and (ii) to reasonably be assumed to have the capacity to protect the Consultant’s own interests in connection with the transaction contemplated by this Agreement.

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b.                Independent Review of Investment Merits; Due Diligence. During the course of the transaction contemplated by this Agreement, and before receipt of the Settlemnet Shares: (i) the Consultant had the opportunity to engage such investment professionals and advisors including, without limitation, accountants, appraisers, investment, tax and legal advisors (collectively, the “Advisors”), each of whom are independent of the Client and its advisors and agents (including its legal counsel) to: (1) review the terms and conditions of this Agreement and the information and disclosures contained herein and therein; (2) conduct such due diligence review as the Consultant and/or such Advisors deemed necessary or advisable, and (3) to provide such opinions as to (A) the investment merits of a proposed investment in the Settlement Shares; (B) the tax consequences of the receipt of the Settlement Shares and the subsequent disposition of all or any portion of the Settlement Shares; and (C) the effect of same upon the Consultant’s personal financial circumstances, as the Consultant and/or such Advisors may deem advisable; and (ii) to the extent the Consultant availed himself, herself or itself of this opportunity, received satisfactory information and answers from such Advisors.

c.                Acceptance of Investment Risks. The Consultant understands and acknowledges that: (i) an investment in the Settlement Shares: (1) is a speculative investment with a high degree of risk of loss and the Consultant must, therefore, be able to presently afford a complete loss of this investment; (2) the Consultant must be able to hold the Settlement Shares indefinitely; and (3) it may not be possible for the Consultant to liquidate the Settlement Shares in the case of emergency and/or other need and the Consultant must, therefore, have adequate means of providing for the Consultant’s current and future needs and personal contingencies, and have no need for liquidity in this investment; and (ii) the Consultant has evaluated the Consultant’s financial resources and investment position in view of the foregoing, and is able to bear the economic risk of an investment in the Settlement Shares.

d.                Restricted Securities. The Consultant understands that the Settlement Shares have not been registered pursuant to the Securities Act, or any state securities act, and thus will be restricted securities as defined in Rule 144 promulgated by the SEC. Therefore, under current interpretations and applicable rules, he will probably have to retain such Settlement Shares for a period of at least six (6) months from the date this Agreement is executed by the Consultant and at the expiration of such holding period his sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the SEC and such disposition may be available only if the Client is current in its filings with the SEC under the Exchange Act, or other public disclosure requirements.

e.                Non-distributive Intent. The Consultant acknowledges that the Settlement Shares are being acquired for his own account, for investment, and not with the present view towards the distribution thereof and he will not dispose of any of the Settlement Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) in any other transaction which, in the opinion of counsel acceptable to the Client, is exempt from registration under the Securities Act, or the rules and regulations of the SEC thereunder.

f.                 Evidence of Compliance with Private Offering Exemption. The Consultant represents and warrants that he, either individually or together with his purchaser representative, has such knowledge and experience in business and financial matters that he is capable of evaluating the risks of the prospective investment, and that the financial capacity of the Consultant is of such proportion that the total cost of the Consultant’s commitment in the Settlement Shares would not be material when compared with his total financial capacity. The Consultant has adequate means of providing for current needs and personal contingencies and has no need to sell the Settlement Shares in the foreseeable future.

g.                Access to Information. The Consultant confirms that all documents, records, and books pertaining to this proposed transaction have been made available to him. In addition, the Consultant has reviewed or had access to the Client’s annual report on Form 10-K for the year ended December 31, 2017, and each filing made by the Client with the SEC since the filing of such annual report.

h.                Opportunity to Ask Questions. The Consultant has had an opportunity to ask questions of and receive answers from duly designated representatives of the Client concerning the terms and conditions of this transaction and has been afforded an opportunity to examine such documents and other information which the Consultant or his representative, if any, has requested for the purpose of verifying the information set forth in this Agreement and for the purpose of answering any questions the Consultant may have concerning the business and affairs of the Client. In addition, the Consultant has received all requested additional information and documents.

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i.                 Limitations on Transfer of Settlement Shares. The Consultant acknowledges that he is aware that there are substantial restrictions on the transferability of the Settlement Shares. Since these Settlement Shares will not be registered under the Securities Act or any applicable state securities laws, the Settlement Shares may not be, and the Consultant agrees that they shall not be, transferred unless they are registered under the Securities Act and state securities laws, or unless such sale is exempt from such registration under the Securities Act and any other applicable state securities laws or regulations. The Consultant further acknowledges that the Client is under no obligation to aid in obtaining any exemption from the registration requirements. The Consultant also acknowledges that he will be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expenses incurred by the Client for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith. The Consultant also acknowledges that an appropriate legend will be placed upon each of the certificate(s) representing the Settlement Shares stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale of the Settlement Shares.

j.                 No Awareness of Public Advertising. The Consultant is unaware of, is in no way relying on, and did not become aware of this offering, through or as a result of any form of public advertising including, without limitation, any advertisement, article, notice, leaflet or other communication (whether published in any newspaper, magazine, or similar media or broadcast over television, internet or radio, or otherwise generally disseminated or distributed).

k.                No General Solicitation. The Consultant did not subscribe to purchase the Settlement Shares, or become aware of this offering, through or as the result of any public or promotional seminar or meeting to which the Consultant was invited by, or any solicitation of a subscription by, a person not previously known to the Consultant in connection with investments in securities generally.

l.                 Pre-Existing Relationship with Client. The Consultant represents that he, she or it has a significant pre-existing personal or business relationship with the Client or any of its directors, officers or controlling persons.

m.               Enforceability. This Agreement has been duly executed by the Consultant and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Consultant enforceable against the Consultant in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

4.                Representations and Warranties of the Client. The Client represents and warrants to the Consultant as follows:

a.                Authorization; Enforceability. The Client has the requisite corporate power and authority to enter into this Agreement. The Client has the requisite corporate power and authority to issue the Settlement Shares as contemplated by this Agreement. The execution and delivery of this Agreement by the Client has been duly authorized by all necessary action on the part of the Client and no further action is required by the Client in connection herewith. The issuance of the Settlement Shares contemplated hereby have been duly authorized by all necessary action on the part of the Client and no further action is required by the Client in connection herewith. This Agreement has been duly executed by the Client and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Client enforceable against the Client in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

b.                Issuance of the Settlement Shares. The Settlement Shares have been duly authorized and, when issued in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all encumbrances and restrictions (other than those created by the Consultant), except for restrictions on transfer imposed by applicable securities laws.

5.                Miscellaneous.

a.                Attorneys’ Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or he may be entitled.

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b.                Entire Agreement; Modification; Waiver. This Agreement constitutes the entire agreement between or among the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement will be binding unless executed in writing by all the parties or the applicable parties to be bound by such amendment. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

c.                Survival of Covenants, Etc. All covenants, representations and warranties made herein shall survive the making of this Agreement and shall continue in full force and effect for a period of two (2) years from the dated of this Agreement, at the end of which period no claim may be made with respect to any such covenant, representation, or warranty unless such claim shall have been asserted in writing to the indemnifying party during such period.

d.                Binding on Successors. This Agreement will be binding on, and will inure to the benefit of, the parties to it and their respective successors, and assigns.

e.                Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada applicable to contracts made and to be performed in such State, without reference to the choice of law principals thereof.

f.                 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the parties if the essential terms and conditions of this Agreement for each party remain valid, binding and enforceable.

g.                Headings. The descriptive headings of the various paragraphs or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

h.                Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, and neuter.

i.                 Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one instrument. Delivery of an executed counterpart of this Agreement by facsimile or email shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or email also shall deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

j.                 Full Knowledge. By their signatures, the parties acknowledge that they have carefully read and fully understand the terms and conditions of this Agreement, that each party has had the benefit of counsel, or has been advised to obtain counsel, and that each party has freely agreed to be bound by the terms and conditions of this Agreement.

SIGNATURE PAGE FOLLOWS

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SIGNATURE PAGE

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement the respective day and year set forth below.

THE CLIENT:	IIOT-OXYS, Inc.

Date: February 15, 2019	By: /s/ Cliff L. Emmons
Cliff L. Emmons, CEO

THE CONSULTANT

Date: February 28, 2019	By: /s/ Adam Casey
Adam Casey, an individual

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